Part G – Legal Proceedings

On May 5, 2023, the Securities and Exchange Commission (“SEC”) charged Pinnacle Advisors, LLC for aiding and abetting Liquidity Rule violations by a mutual fund it advised and whose Liquidity Risk Management Program it administered. The SEC also charged the fund’s two independent trustees, Mark Wadach and Lawton Williamson, and two officers of both Pinnacle Advisors, LLC and of the fund it advised, Robert Cuculich and Benjamin Quilty, with aiding and abetting Liquidity Rule violations by the fund. The SEC's complaint is filed in the U.S. District Court for the Northern District of New York and the case docket number is 5:2023cv00547. Pinnacle Advisors, LLC is an affiliate of Pinnacle Capital Management, LLC, the Registrant’s investment adviser. Mr. Wadach is an Independent Trustee of the Registrant.

The SEC also announced charges against Pinnacle Investments LLC, an affiliate of Pinnacle Advisors, LLC, and the Registrant’s principal underwriter, for making false and misleading statements in its Form ADV brochure regarding reviews of advisory client accounts and failing to disclose certain conflicts of interests, adopt and implement related policies and procedures, and deliver to clients required information about advisory personnel. Without admitting or denying the SEC’s findings, Pinnacle Investments, LLC consented to an order requiring it to cease and desist from violations of the antifraud and other provisions of the Investment Advisers Act of 1940, a censure, and disgorgement and a civil penalty totaling approximately $476,000.